UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2020

SERVICE PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Service Properties Trust and certain of its subsidiaries, unless otherwise noted.

Item 1.02.	Termination of a Material Definitive Agreement.

On July 23, 2020, we provided InterContinental Hotels Group, plc and certain of its subsidiaries, or collectively IHG, with a notice of event of default and termination, or the Termination Notice, of our management agreements pursuant to which IHG manages 102 of our hotels, or the Management Agreements, and the lease agreement pursuant to which we lease one additional IHG branded hotel in Puerto Rico to IHG, or the Lease Agreement. We refer to the Management Agreements and the Lease Agreement collectively as the Operating Agreements. The Operating Agreements require annual minimum returns and rents of $216.6 million and currently expire in 2036. The $100 million security deposit from IHG that we held to secure the minimum return payments under the Operating Agreements has been fully utilized. We have the right to keep the hotels branded and managed by IHG for up to one year post termination to aid in an orderly transition.

We provided the Termination Notice as a result of IHG’s failure to pay to us approximately $8.4 million of required priority return for the month of July 2020. Pursuant to the Termination Notice, IHG has until August 24, 2020 to make such payment plus accrued interest to avoid termination of the Operating Agreements. The effective date of the termination set in the Termination Notice is November 30, 2020. Absent a cure payment by IHG, we currently plan to transition management and branding of these 103 hotels from IHG to Sonesta International Hotels Corporation, or Sonesta. SVC owns approximately 34% of Sonesta.

The foregoing descriptions of the Operating Agreements and Termination Notice are not complete and are subject to and qualified in their entirety by reference to the Management Agreements and Termination Notice, copies of which are filed as Exhibits 10.30 through 10.37 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, or the Annual Report, Exhibit 10.1 to our Current Report on Form 8-K filed on June 1, 2020 and Exhibit 10.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

Sonesta is a private company that is majority owned by Adam D. Portnoy, one of our Managing Trustees who also serves as one of Sonesta’s directors, and a person related to him. One of Sonesta’s other directors is our other Managing Trustee, President and Chief Executive Officer and Sonesta’s other director serves as executive vice president, general counsel and secretary to The RMR Group LLC, or RMR LLC, our manager, and The RMR Group Inc., or RMR Inc., and as our Secretary. Sonesta’s chief executive officer and chief financial officer are officers of RMR LLC. Certain other officers and employees of Sonesta are former employees of RMR LLC. RMR LLC also provides certain services to Sonesta. As of March 31, 2020, we owned approximately 34% of Sonesta, which managed 53 of our hotels pursuant to our management agreement with Sonesta.

For further information about these and other such relationships and related person transactions, please see our Annual Report, our definitive Proxy Statement for our 2020 Annual Meeting of Shareholders, or the Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, or the Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 4, 5 and 9 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of the Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in the Proxy Statement, Notes 6 and 10 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of the Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Annual Report and the Quarterly Report for a description of risks that may arise from these transactions and relationships. Our filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example, absent a cure payment from IHG, we plan to transition management and branding of 103 hotels from IHG to Sonesta. In addition, we own approximately 34% of Sonesta. Sonesta may not operate these hotels profitably and we may not receive any benefit we would expect to receive from our ownership of Sonesta. Further, it is not known how long the COVID-19 pandemic will last or how severe it will be, including its continued impact on the hotel industry. Moreover, it is not known how long it will take the economy to recover following the pandemic or what adverse changes on the hotel industry may be realized, such as if business and leisure travel are significantly reduced on a long-term or permanent basis. These and other factors may adversely affect the performance of these hotels, regardless of which operator is operating them.

The information contained in our filings with the Securities and Exchange Commission, or SEC, including under the caption “Risk Factors” in our Annual Report and our Quarterly Report, identifies other important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Notice of Event of Default and Termination, dated as of July 23, 2020, by the Company to Intercontinental Hotels (Puerto Rico) Inc., Intercontinental Hotels Group Resources, Inc., IHG Management (Maryland) LLC, Intercontinental Hotels Group Canada, Inc., KHRG Allegro, LLC, Kimpton Hotel & Restaurant Group, LLC, and KHRG State Street, LLC. (Filed herewith.)

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated:  July 24, 2020

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